Other Long-Term Investments	12 Months Ended
Dec. 31, 2012
Other Long-Term Investments
7.	OTHER LONG-TERM INVESTMENTS

	December 31,
	2012	2011
Prepayments (a)	$153,941	$136,103
Treasury Bill (a)	106,531	88,348
Long-Term Notes (b)	10,140	32,277
Convertible Bonds (c)	—	15,627
Money Market investments	—	44,970

	$270,612	$317,325

(a)	Treasury Bill and Prepayments

On October 20, 2009, Turquoise Hill purchased a Treasury Bill (“T-Bill”) from the Mongolian Government, having a face value of $115.0 million, for $100.0 million. The annual rate of interest on the T-Bill was set at 3.0%. The maturity date of the T-Bill is October 20, 2014.

Turquoise Hill made tax prepayments to the Mongolian Government of $50.0 million and $100.0 million on April 7, 2010 and June 7, 2011 respectively. The after-tax rate of interest on the tax prepayments is 1.59% compounding annually. Unless already off-set fully against Mongolian taxes, the Mongolian Government is required to repay any remaining tax prepayment balance, including accrued interest, on the fifth anniversary of the date the tax prepayment was made.

Turquoise Hill has designated the T-Bill and tax prepayments as available-for-sale investments because they were not purchased with the intent of selling them in the near term and Turquoise Hill’s intention to hold them to maturity is uncertain. The fair values of the T-Bill and tax prepayments are estimated based on available public information regarding what market participants would consider for such investments. Changes in the fair value of available-for-sale investments are recognized in accumulated other comprehensive income.

Turquoise Hill has used a discounted cash flow approach to value the T-Bill and tax prepayments incorporating the following weighted average assumptions:

	T-Bill		Tax Prepayments
	December 31,		December 31,
	2012	2011	2012	2011
Purchased Amount	$100,000,000	$100,000,000	$150,000,000	$150,000,000
Discount Rate	4.4%	9.9%	4.4%	9.9%
Term	1.8 years	2.8 years	0.3 years	1.5 years

Based on the discounted cash flow models as at December 31, 2012, the fair values of the T-Bill and tax prepayments were estimated at $106.5 million and $153.9 million respectively. As a result of these valuations, Turquoise Hill recorded an unrealized gain of $15.2 million (2011 - $5.0 million) on the T-Bill and an unrealized gain of $15.1 million (2011 - $2.3 million unrealized loss) on the tax prepayments in accumulated other comprehensive income for the year ended December 31, 2012.

(b)	Long-Term Notes

As at December 31, 2012, the Company held $15.5 million (December 31, 2011 - $62.5 million) principal amount of Long-Term Notes (received in 2009 upon completion of the Asset-Backed Commercial Paper restructuring) which was recorded at a fair value of $10.1 million. The decrease from December 2011 in principal of $47.0 million was due to disposals ($47.7 million), offset by the strengthening of the Canadian dollar ($0.7 million). The Company has designated the Long-Term Notes as held-for-trading. Accordingly, the Long-Term Notes are recorded at fair value with unrealized gains and losses included in earnings.

During 2012, Turquoise Hill sold Long-Term Notes with a principal amount of $48.0 million for proceeds of $35.6 million. These transactions resulted in an aggregate realized gain on sale of $4.5 million.

The Company has estimated the fair value of the Long-Term Notes considering information provided on the restructuring, the best available public information regarding market conditions (including the Company’s recent sales) and other factors that a market participant would consider for such investments.

The Company has used a discounted cash flow approach to value the Long-Term Notes at December 31, 2012 incorporating the following assumptions:

Bankers Acceptance Rate:	1.15%
Discount Rates:	8% to 60%
Maturity Dates:	4.0 years

Based on the discounted cash flow model as at December 31, 2012, the fair value of the Long-Term Notes was estimated at $10.1 million. During 2012, the Company recorded an unrealized gain of $9.1 million (2011 - $3.2 million), which included valuations of Long-Term Notes sold in the year.

Continuing uncertainties regarding the value of the assets that underlie the Long-Term Notes, the amount and timing of cash flows and changes in general economic conditions could give rise to a further change in the fair value of the Company’s investment in the Long-Term Notes, which would impact the Company’s results from operations. A 1.0% increase, representing 100 basis points, in the discount rate will decrease the fair value of the Long-Term Notes by approximately $0.4 million.

(c)	Convertible Bonds

On November 10, 2011, Turquoise Hill participated in Ivanplats’ convertible bond offering by purchasing 15,000 bonds at $1,000 each. On October 23, 2012, Ivanplats completed a qualifying initial public offering, and it exercised its right to convert the bonds into Class A common shares. Upon conversion, the $16.1 million aggregate amount of principal and interest outstanding and an 11.11% bonus payment equal to $1.8 million were converted at a conversion price of Cdn$4.75, the qualifying initial public offering price. Accordingly, Turquoise Hill received 3.7 million Class A common shares upon conversion (Note 6 (b)).

While they were outstanding, the bonds bore interest at 8.0% and were set to mature on November 10, 2014. As the bonds were inherently complex financial instruments, Turquoise Hill elected to apply the fair value option to account for its entire holding of Ivanplats bonds. Accordingly, each reporting period that the bonds were outstanding, they were remeasured at fair value with changes in fair value being recognized in earnings.